==============================================================================

                     SECURITY AND COLLATERAL AGENT AGREEMENT

                                      AMONG

                           CREDIT SUISSE FIRST BOSTON,
                                NEW YORK BRANCH,
                                    AS AGENT,

                             BANKERS TRUST COMPANY,
                           AS LENDER COLLATERAL AGENT

                      AMERICREDIT FINANCIAL SERVICES, INC.,

                                       AND

                                AFS FUNDING CORP.,

                                   AS BORROWER

                      -------------------------------------

                          Dated as of October 14, 1999

                      -------------------------------------

==============================================================================

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
SECTION 1  DEFINITIONS............................................................................................1


SECTION 2  APPOINTMENT OF LENDER COLLATERAL AGENT.................................................................7


SECTION 3  BORROWER'S GRANT OF SECURITY INTEREST..................................................................8


SECTION 4  BORROWER REMAINS LIABLE................................................................................9


SECTION 5  COVENANTS OF ACFS REGARDING THE COLLATERAL.............................................................9


SECTION 6  DISTRIBUTIONS.........................................................................................12


SECTION 7  THE COLLATERAL ACCOUNT; INVESTMENTS...................................................................17


SECTION 8  FEES AND EXPENSES.....................................................................................19


SECTION 9  REPRESENTATIONS AND WARRANTIES OF THE LENDER COLLATERAL AGENT.........................................20


SECTION 10  RESIGNATION BY AND REMOVAL OF THE LENDER COLLATERAL AGENT; SUCCESSOR LENDER COLLATERAL AGENT.........20


SECTION 11  INDEMNITY............................................................................................21


SECTION 12  LIMITATIONS OF LIABILITY.............................................................................21


SECTION 13  TERM OF AGREEMENT....................................................................................23


SECTION 14  NOTICES..............................................................................................23


SECTION 15  GOVERNING LAW; VENUE; CONSENT TO JURISDICTION........................................................24


SECTION 16  ASSIGNMENT...........................................................................................24


SECTION 17  COUNTERPARTS.........................................................................................24


SECTION 18  HEADINGS.............................................................................................24

                                        i


                                TABLE OF CONTENTS
                                   (continued)


SECTION 19  THIRD PARTY BENEFICIARIES............................................................................24


SECTION 20  CERTAIN REMEDIES.....................................................................................24


SECTION 21  LIMITED LIABILITY OF LENDER COLLATERAL AGENT.........................................................26


SECTION 22  SUBORDINATION........................................................................................26


SECTION 23  AMENDMENTS...........................................................................................27

                     SECURITY AND COLLATERAL AGENT AGREEMENT

         SECURITY AND COLLATERAL AGENT AGREEMENT dated as of October 14, 1999 among CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH, as administrative agent for the Lenders (in such capacity, the "AGENT"), BANKERS TRUST COMPANY, a New York banking corporation (including any successor thereto, the "LENDER COLLATERAL AGENT"), AFS FUNDING CORP., a Nevada corporation (the "BORROWER"), and AMERICREDIT FINANCIAL SERVICES, INC., a Delaware corporation ("ACFS").

                              W I T N E S S E T H :

         WHEREAS, the Borrower has sold and contemplates selling, from time to time, pools of receivables to various trusts which have issued or may issue various series of notes or certificates (each a "SERIES") which will be repaid from the proceeds of, or represent an interest in, such pools of receivables;

         WHEREAS, a spread account has been, and it is contemplated that in accordance with the terms of each future Series, shall be, established into which the Borrower and/or AFS Funding Trust, a Delaware business trust which is owned by the Borrower (the "SPREAD ACCOUNT DEPOSITOR") has deposited, or shall be obligated to deposit, certain moneys on or about the closing date for each Series (each an "INITIAL SPREAD ACCOUNT DEPOSIT", and collectively, the "INITIAL SPREAD ACCOUNT DEPOSITS");

         WHEREAS, in order to reduce the amount which the Spread Account Depositor is obligated to advance as an Initial Spread Account Deposit with respect to certain future Series, the Borrower intends to deposit certain moneys on or about the closing date for each such Series (each a "RCCA DEPOSIT", and collectively, the "RCCA DEPOSITS") in a replacement cash collateral account (each, an "RCCA", and collectively, the "RCCAS") to provide credit support to FSA (as defined herein) in connection with the insurance policies it has issued and will issue with respect to the Series;

         WHEREAS, in order to fund the RCCAs, the Borrower has requested that the Lenders establish a revolving line of credit to the Borrower providing for Borrowings of up to $225,000,000 in the aggregate at any time outstanding;

         WHEREAS, upon the terms and conditions contained in the Credit Agreement (as hereinafter defined) and the other Transaction Agreements, the Lenders are willing to provide such a line of credit to the Borrower; and

         WHEREAS, ACFS will service each Series.

         NOW, THEREFORE, ACFS, the Borrower, the Lender Collateral Agent and the Agent, intending to be legally bound, hereby agree as follows:

                  Section 1 DEFINITIONS. For all purposes of this Agreement, the following terms shall have the meanings set forth below and the following terms which are defined in the

Uniform Commercial Code in effect in the State of New York from time to time are used herein as so defined: Accounts, Chattel Paper, Documents, Equipment, Farm Products, General Intangibles, Instruments, Inventory and Proceeds. Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Credit Agreement.

                  "ACCRUAL PERIOD" shall mean, with respect to any Distribution Date, the period from and including the previous Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) through and including the day preceding such Distribution Date.

                  "ACFS" has the meaning specified in the PREAMBLE.

                  "ADVERSE CLAIM" has the meaning set forth in Section 8-102(a)(1) of Revised Article 8.

                  "AGENT" has the meaning specified in the PREAMBLE.

                  "AGREEMENT" means this Security and Collateral Agent Agreement, as it may be amended, supplemented or otherwise modified from time to time.

                  "AVERAGE DAILY FUNDED PERCENTAGE" means, with respect to any Distribution Date, the average of the Funded Percentages with respect to each day in the Accrual Period ending on such Distribution Date.

                  "BORROWER" has the meaning specified in the PREAMBLE.

                  "BORROWER ACCOUNT COLLATERAL" has the meaning set forth in
Section 3.

                  "BORROWER AGREEMENTS" has the meaning set forth in Section 4.

                  "BORROWER COLLATERAL" has the meaning set forth in Section 3.

                  "CAPPED EXPENSES" means, at any time, costs and expenses due at such time (if any) to the Lender Collateral Agent under the Transaction Documents not in excess of $20,000 with respect to any Distribution Date.

                  "CERTIFICATED SECURITY" has the meaning set forth in
Section 8-102(a)(4) of Revised Article 8.

                  "CLEARING CORPORATION" has the meaning set forth in Section 8-102(a)(5) of Revised Article 8.

                  "CLEARING CORPORATION SECURITY" means a "Security" (as defined in Section 8-102(a)(15) of Revised Article 8) that is in the physical possession of, or registered in the name of, a Clearing Corporation or its nominee.

                  "COLLATERAL ACCOUNT" has the meaning set forth in Section 7.

                  "CONTROL": with respect to any Federal Book Entry Security, the LENDER COLLATERAL AGENT shall have obtained control if:

                  (i) the Lender Collateral Agent is a participant in the book entry system maintained by the Federal Reserve Bank that is acting as fiscal agent for the issuer of such Federal Book Entry Security, and such Federal Reserve Bank has indicated by book entry that such Federal Book Entry Security has been credited to the Lender Collateral Agent's securities account in such book entry system; or

                  (ii) the Lender Collateral Agent is registered solely in its name on the records of a Securities Intermediary as the person having a Security Entitlement in respect of such Federal Book Entry Security against such Securities Intermediary; and (b) the Securities Intermediary is a participant in the book entry system maintained by the Federal Reserve Bank that is acting as fiscal agent for the issuer of such Federal Book Entry Security; and (c) such Federal Reserve Bank has indicated by book entry that such Federal Book Entry Security has been credited to the Securities Intermediary's securities account in such book entry system.

                  "CREDIT AGREEMENT" means the Credit Agreement, dated as of October 14, 1999, among the Borrower, the Contingent Obligors, each Noncommitted Lender and Committed Lender party thereto, the Lender Collateral Agent and the Agent, as amended, extended or otherwise modified from time to time.

                  "DELIVERY": when used with respect to Borrower Account Collateral, "Delivery" means:


                  (i) with respect to Physical Property, transfer thereof to the Lender Collateral Agent or its nominee or custodian by physical delivery to the Lender Collateral Agent or its nominee or custodian endorsed to, or registered in the name of, the Lender Collateral Agent or its nominee or custodian or endorsed in blank;

                  (ii) with respect to a Certificated Security that will, upon compliance with the following procedures, be held by a person located in a Revised Article 8 Jurisdiction, transfer of such Certificated Security to the Lender Collateral Agent or its nominee or custodian by physical delivery to the Lender Collateral Agent or its nominee or custodian, endorsed to, or registered in the name of, the Lender Collateral Agent or its nominee or custodian or endorsed in blank; and

                  (iii) with respect to any such Borrower Account Collateral that constitutes an Uncertificated Security (including any investments in money market mutual funds, but excluding any Federal Book Entry Security) and where the issuer thereof is organized in a Revised
         Article 8 Jurisdiction, (A) registration of the Lender Collateral Agent as the registered owner by the issuer, or (B) satisfaction of the requirements for obtaining "control" pursuant to Section 8-106(c)(2) of Revised Article 8.

                  "DESIGNATED SERIES AMOUNT AVAILABLE" means, with respect to any Distribution Date and any Designated Series, the sum of (a) the Designated Series Investment Earnings for such Designated Series for such Distribution Date, (b) the Designated Series Spread Account Principal Release for such Designated Series for such Distribution Date and (c) the Designated Series Premium Disbursement.

                  "DESIGNATED SERIES INVESTMENT EARNINGS" means, with respect to any Distribution Date and any Designated Series, any investment income earned on amounts on deposit in the related Designated Series RCCA since the prior Distribution Date (or the Closing Date in the case of the first Distribution Date).

                  "DESIGNATED SERIES PREMIUM DISBURSEMENT" means, with respect to any Distribution Date and any Designated Series, any amount distributed pursuant to the related Designated Series Transaction Documents in respect of Facility Fees relating to the Borrowings used to fund the RCCA for such Series.

                  "DESIGNATED SERIES SPREAD ACCOUNT PRINCIPAL RELEASE" means, with respect to any Distribution Date and any Designated Series, any amounts other than Designated Series Investment Earnings paid or payable to the Borrower from amounts on deposit in the related Designated Series Spread Account or RCCA since the prior Distribution Date (or the Closing Date in the case of the first Distribution Date).

                  "ELIGIBLE ACCOUNT" means (i) a segregated trust account maintained with the Lender Collateral Agent or (ii) a segregated direct deposit account maintained with a depository institution or trust company organized under the laws of the United States of America, or any of the States thereof, or the District of Columbia, having a certificate of deposit, short term deposit or commercial paper rating of at least A-1 by Standard & Poor's and P-1 by Moody's. In either case, such depository institution or trust company shall have been approved by the Agent, acting in its discretion, by written notice to ACFS.

                  "ENTITLEMENT ORDER" has the meaning set forth in Section 8-102(a)(8) of Revised Article 8.

                  "FEDERAL BOOK ENTRY SECURITY" means an obligation (i) issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association, or any other direct obligation of, or obligation fully guaranteed as to timely payment or principal and interest by, the United States of America, that is a book-entry security held through the Federal Reserve System pursuant to Federal book entry regulations, and (ii) the perfection of a security interest in which is governed pursuant to federal regulations by Revised
Article 8.

                  "FINANCIAL ASSET" has the meaning set forth in Section 8-102(a)(9) of Revised Article 8.

                  "FUNDED PERCENTAGE" means, with respect to any day, the percentage equivalent of a fraction, the numerator of which is the aggregate outstanding principal amount on deposit in all RCCAs and the denominator of which is the aggregate outstanding principal amount of all Advances on such day.

                  "INCREASED COSTS" means collectively, any increased cost, loss or liability owing to the Agent and/or any other Affected Party under Sections 2.11, 2.12 and 2.14 of the Credit Agreement.

                  "INDEMNITY AMOUNTS" means, collectively, all indemnity obligations and other amounts owing to the Agent, any Lender and/or any other Indemnified Party under Section 8.04 of the Credit Agreement (to the extent not paid by the Borrower).

                  "INITIAL SPREAD ACCOUNT DEPOSIT" has the meaning set forth in the recitals.

                  "INSTRUMENTS" has the meaning set forth in Section 9-105(l)(i) of Revised Article 8.

                  "INVESTMENT PROPERTY" has the meaning set forth in Section 9-115(1)(f) of Revised Article 8.

                  "LENDER COLLATERAL AGENT" has the meaning specified in the PREAMBLE.

                  "NEGATIVE CARRY" means, with respect to any Distribution Date, the excess if any, of (i) the product of (A) the cost of funds with respect to all Advances accrued during the Accrual Period ending on such Distribution Date, i.e., (x) with respect to Base Rate Advances, the Federal Funds Rate, (y) with respect to Eurodollar Advances, LIBOR and (z) with respect to Commercial Paper Rate Advances, the cost of obtaining funds in the commercial paper market to fund such advances, and (B) the Average Daily Funded Percentage with respect to such Distribution Date over (ii) all Designated Series Investment Earnings with respect to such Distribution Date and with respect to all Designated Series.

                  "NONALLOCATED SERIES DISTRIBUTIONS" means, with respect to any Distribution Date, (i) all amounts paid or payable to the Borrower since the prior Distribution Date (or the Closing Date in the case of the first Distribution Date) with respect to all Series other than Designated

Series as to which any Designated Series Borrowing is outstanding, including, without limitation, any investment income earned on amounts on deposit in the related Spread Accounts and RCCAs during such period, amounts released from such Spread Accounts and RCCAs during such period, fees or other remuneration payable to the Borrower pursuant to the Borrower Agreements relating to such Series, and all property and monies deliverable to the Borrower upon termination of any such Series and (ii) all amounts (other than Designated Series Amounts Available) paid or payable to the Borrower since the prior Distribution Date (or the Closing Date in the case of the first Distribution
Date) with respect to Designated Series as to which any Designated Series Borrowing is outstanding, including, without limitation, fees or other remuneration payable to the Borrower pursuant to the Borrower Agreements relating to such Series, and all property and monies deliverable to the Borrower upon termination of any such Series.

                  "NONALLOCATED AMOUNT AVAILABLE" means, with respect to any Distribution Date, the sum of (a) Nonallocated Series Distributions and (b) all Designated Series Amounts Available to be treated as a part of Nonallocated Amount Available pursuant to Section 6(a).

                  "OBLIGATIONS" means all obligations (monetary or otherwise) of the Borrower to the Lenders, the Lender Collateral Agent, the Agent or any other Affected Party arising under or in connection with this Agreement, the Credit Agreement and each other Transaction Document.

                  "PHYSICAL PROPERTY" means personal property constituting Instruments, including bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that are susceptible of physical delivery.

                  "RCCA" has the meaning set forth in the recitals.

                  "RCCA ACCOUNT COLLATERAL" means all of the following:

                                    (1) Each RCCA established pursuant to the
                           RCCA Agreement and all funds held in such RCCA and all certificates and instruments, if any, from time to time representing or evidencing such RCCA or such funds,

                                    (2) all investments from time to time of
                           amounts in each RCCA established pursuant to the RCCA Agreement, and all certificates and instruments, if any, from time to time representing or evidencing such investments,

                                    (3) all notes, certificates of deposit and
                           other instruments from time to time delivered to or otherwise possessed by the RCCA Agent or any Secured Party or any assignee or agent on behalf of the RCCA Agent or any Secured Party in substitution for or in addition to any of the then existing RCCA Account Collateral, and

                                    (4) all interest, dividends, cash,
                           instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of the then existing RCCA Account Collateral.

                  "RCCA DEPOSIT" has the meaning set forth in the recitals.

                  "REVISED ARTICLE 8" means UCC, Revised Article 8, Investment Securities (with conforming and miscellaneous amendments to Articles 1, 3, 4, 5, 9 and 10), 1994 Official Text, as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws. Unless the context requires otherwise, "Revised Article 8" means such version in the form in which it is adopted in the applicable jurisdiction.

                  "REVISED ARTICLE 8 JURISDICTION" means a jurisdiction which has adopted Revised Article 8.

                  "SECURED PARTIES" means, collectively, the Agent, each Lender, the LENDER COLLATERAL AGENT, each other Affected Party and their respective successors and assigns.

                  "SECURITIES ACCOUNT" has the meaning set forth in Section 8-501(a) of Revised Article 8.

                  "SECURITY ENTITLEMENT" has the meaning set forth in Section 8-102(a)(17) of Revised Article 8.

                  "SECURITIES INTERMEDIARY" has the meaning set forth in
Section 8-102(a)(14) of Revised Article 8.

                  "SERIES" has the meaning set forth in the recitals.

                  "UCC" means the Uniform Commercial Code as in effect in each relevant jurisdiction.

                  "UNCERTIFICATED SECURITY" has the meaning set forth in
Section 8-102(a)(18) of Revised Article 8.

                  Section 2 APPOINTMENT OF LENDER COLLATERAL AGENT. Subject to the terms and conditions hereof, the Agent, on behalf of the Lenders and other Secured Parties, hereby appoints Bankers Trust Company, as Lender Collateral Agent hereunder, and Bankers Trust Company hereby accepts such appointment.

                  Section 3 BORROWER'S GRANT OF SECURITY INTEREST. Subject only to the security interest of the collateral agent specified in the Spread Account Agreement for the benefit of the Designated Series Insurers and the related security holders, as more specifically set forth in the Subordination Agreement, as security for the prompt payment or performance in full when due, whether at stated maturity, by acceleration or otherwise, of all Obligations (including, without limitation, Advances, interest and other amounts at any time owing under the Credit Agreement), the Borrower hereby assigns and pledges to the Lender Collateral Agent, for the benefit of the Secured Parties, and grants to the Lender Collateral Agent, for the benefit of the Secured Parties, a perfected security interest in and lien upon, all of the Borrower's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Borrower now has or hereafter acquires an interest and wherever the same may be located (collectively, the "BORROWER COLLATERAL"):

                  (a) the beneficial interest in the Spread Account Depositor represented by the Class A Certificate issued pursuant to the Trust Agreement;

                  (b) all rights of the Borrower to profits, distributions and proceeds from the beneficial interest described in (a);

                  (c)      all of the following (the "BORROWER ACCOUNT
                           COLLATERAL"):

                                    (1) the Collateral Account and all funds
                           held in the Collateral Account and all certificates and instruments, if any, from time to time representing or evidencing the Collateral Account or such funds,

                                    (2) all investments from time to time of
                           amounts in the Collateral Account, and all certificates and instruments, if any, from time to time representing or evidencing such investments,

                                    (3) all Clearing Corporation Securities,
                           Certificated Securities, Uncertificated Securities, Federal Book-Entry Securities, Security Entitlements, Investment Property, notes, certificates of deposit and other instruments from time to time delivered to or otherwise possessed by the Lender Collateral
                           Agent or any Secured Party or any assignee, agent or Securities Intermediary on behalf of the Lender Collateral Agent or any Secured Party in substitution for or in addition to any of the then existing Borrower Account Collateral, and

                                    (4) all interest, dividends, cash,
                           instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of the then existing Borrower Account Collateral;

                  (d) all additional property that may from time to time hereafter be granted and pledged by the Borrower or by anyone on its behalf under this Agreement, including the deposit with the Lender Collateral Agent of additional moneys by the Borrower;

                  (e) all Security Accounts, Accounts, all Chattel Paper, all Documents, all Equipment, all General Intangibles, all Instruments and all Inventory of the Borrower;

                  (f)      the RCCA Account Collateral;

                  (g) all Proceeds, accessions, substitutions, rents and profits of any and all of the foregoing Borrower Collateral (including proceeds that constitute property of the types described in PARAGRAPHS (a) through (f) above) and, to the extent not otherwise included, all payments under insurance (whether or not the Lender Collateral Agent or a Secured Party or any assignee or agent on behalf of the Lender Collateral Agent or a Secured Party is the loss payee thereof) or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to any of the foregoing Borrower Collateral.

                  Section 4 BORROWER REMAINS LIABLE. Notwithstanding anything in this Agreement, (a) except to the extent of ACFS's duties under the Credit Agreement and this Agreement, the Borrower shall remain liable under the RCCA Agreement and the Series Transaction Documents (the "BORROWER AGREEMENTS") to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by a Secured Party or the Lender Collateral Agent of any of its rights under this Agreement or the Credit Agreement shall not release the Borrower or ACFS from any of their respective duties or obligations under the Borrower Agreements or other agreements included in the Borrower Collateral, (c) the Agent, the Secured Parties and the Lender Collateral Agent shall not have any obligation or liability under the Borrower Agreements or other agreements included in the Borrower Collateral by reason of this Agreement or the Credit Agreement, and
(d) neither the Agent, the Lender Collateral Agent nor any of the Secured Parties shall be obligated to perform any of the obligations or duties of the Borrower or ACFS under the Borrower Agreements or other agreements included in the Borrower Collateral or to take any action to collect or enforce any claim for payment assigned under this Agreement.

                  Section 5  COVENANTS OF ACFS REGARDING THE COLLATERAL.

         (a) OFFICES AND RECORDS. ACFS shall cause the Borrower to keep its chief place of business and chief executive offices and the office where it keeps its records at the location specified in SECTION 4.01 of the Credit Agreement or, upon 30 days prior written notice to the Agent and the Lender Collateral Agent, at such other location in a jurisdiction where all action required by SECTION 5(d) shall have been taken with respect to the Borrower Collateral. ACFS will permit, and will cause the Borrower to permit, representatives of the Agent and the Lender Collateral Agent at any time and from time to time during normal business hours (i) to inspect and make copies of and abstracts from such records, and (ii) to visit the properties of the Borrower or ACFS utilized in connection with the servicing of the Series for the purpose of examining such records, and to discuss matters relating to the Series or the Borrower's or ACFS' performance under this Agreement and the other Transaction Documents with any officer or employee of the Borrower or ACFS having knowledge of such matters, PROVIDED that the Person seeking such information has given the Borrower or ACFS prior written notice of its intent to inspect or visit and PROVIDED, FURTHER that no such Person shall so inspect or visit the Borrower or ACFS more frequently than once per quarter unless a Facility Maturity Event has occurred and is continuing. ACFS agrees to render, and to cause the Borrower to render, to the Agent and the Lender Collateral Agent such clerical and other assistance as may be reasonably requested with regard to the foregoing. ACFS shall cause the Borrower not to change its name, identity or corporate structure to such an extent that any financing statement filed by the Lender Collateral Agent in connection with this Agreement would become seriously misleading, unless it shall have given the Lender Collateral Agent and the Agent at least 30 days' prior written notice of such change.

         (b) PERFORMANCE OF BORROWER AGREEMENTS. ACFS shall cause the Borrower to (i) perform and observe all the terms and provisions of the Borrower Agreements to be performed or observed by it, maintain the Borrower Agreements in full force and effect, enforce the Borrower Agreements in accordance with their terms and take all such action to such end as may be from time to time requested by the Agent and (ii) upon request of the Agent, make to any other party to the BORROWER AGREEMENTS such demands and requests for information and reports or for action as the Borrower is entitled to make under the Borrower Agreements.

         (c) NOTICE OF MATERIAL ADVERSE CLAIM. ACFS shall advise, and shall cause the Borrower to advise, the Agent and the Lender Collateral Agent promptly, in writing and in reasonable detail, (i) of any material Lien, other than a Permitted Lien, known to it made or asserted against any of the Borrower Collateral, and (ii) of the occurrence of any event which would have a material adverse effect on the aggregate value of the Borrower Collateral or on the assignments and security interests granted by the Borrower in this Agreement.

         (d) Further Assurances; Financing Statements.

                                    (1) ACFS agrees that at any time and from
                           time to time, at its expense, it shall promptly execute and deliver, or cause the Borrower to execute and deliver, all further instruments and documents, and take all reasonable further action, that may be necessary or desirable or required by applicable law or that the Lender Collateral Agent or the Agent may request to perfect and protect the assignments and security interests granted or purported to be granted by this Agreement or to enable the

                           Lender Collateral Agent or any of the Secured Parties to exercise and enforce its rights and remedies under this Agreement with respect to any Borrower Collateral. Without limiting the generality of the foregoing, ACFS shall cause the Borrower to execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices as may be necessary or desirable or required by applicable law or that the Lender Collateral Agent or the Agent may reasonably request to protect and preserve the assignments and security interests granted by this Agreement. On the Closing Date, ACFS will cause the Borrower to deliver to Bank One, N.A. all certificates representing a beneficial interest in the Spread Account Depositor together with stock powers executed in blank.

                                    (2) The Borrower and each Secured Party
                           hereby severally authorize the Lender Collateral Agent, upon receipt of written direction from the Agent, to execute for filing by the Agent one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Borrower Collateral without the signature of the Borrower or the Secured Parties where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Borrower Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. The Agent will promptly send to the Borrower any financing or continuation statements thereto which it files without the signature of the Borrower and will promptly send to each Secured Party and the Borrower, as the case may be, any financing or continuation statements thereto which it files without the signature of the Secured Parties except, in the case of filings of copies of this Agreement as financing statements, the Agent will promptly send the Borrower and each Secured Party, as the case may be, the filing or recordation information with respect thereto.

                                    (3) ACFS shall furnish, and shall cause the
                           Borrower to furnish, to the Lender Collateral Agent and the Agent from time to time such statements and schedules further identifying and describing the Borrower Collateral and such other reports in connection with the Borrower Collateral as the Agent may reasonably request, all in reasonable detail.

         (e) OPINIONS AS TO COLLATERAL. Not more than 90 days nor less than 30 days prior to (i) each May 1, commencing May 1, 2000, during the term of this Agreement and (ii) each date on which the Borrower proposes to take any action contemplated by Section 6.05 of the RCCA Agreement the Borrower shall, at its own cost and expense, furnish to the Agent and the Lender Collateral Agent an opinion of counsel either (a) stating that, in the opinion of such counsel, such action has been taken with respect to the execution and filing of any financing statements and continuation statements and other actions as are necessary to perfect, maintain and protect the lien and security interest of the Lender Collateral Agent (and the priority thereof), with respect to the Borrower Collateral against all creditors of and purchasers from the Borrower and reciting the details of such action, or (b) stating that, in the opinion of such counsel, no such action is necessary to maintain such perfected lien and security interest. Such opinion of counsel shall further describe each execution and filing of any financing statements and continuation statements and such other actions as will, in the opinion of such counsel, be required to perfect, maintain and protect the lien and security interest of the Lender Collateral Agent with respect to the Borrower Collateral against all creditors of and purchasers from the Borrower for a period, specified in such opinion, continuing until a date not earlier than eighteen months from the date of such opinion.

         (f) NON-INTERFERENCE. The Borrower shall not (i) waive or alter any of its rights under the Borrower Collateral (or any agreement or instrument relating thereto) without the prior written consent of the Agent; or (ii) fail to pay any tax, assessment, charge or fee levied or assessed against the Borrower Collateral, or to defend any action, if such failure to pay or defend may adversely affect the priority or enforceability of the Borrower's right, title or interest in and to the Borrower Collateral or the Lender Collateral Agent's lien on, and security interest in, the Borrower Collateral; or (iii) take any action, or fail to take any action, if such action or failure to take action, will interfere with the enforcement of any rights hereunder.

                  Section 6  DISTRIBUTIONS.

         (a) On each Distribution Date, the Lender Collateral Agent shall distribute, in accordance with written instructions from ACFS delivered to the Lender Collateral Agent at least one (1) Business Day prior to such Distribution Date:

                  (i) from the Designated Series Premium Disbursement, if any, for such Distribution Date for each Designated Series as to which any Designated Series Borrowing remains outstanding, (A) FIRST, to the Agent, on behalf of itself and the Liquidity Lenders and the Conduit Lenders, the Liquidity/Conduit Lenders Facility Fees accrued with respect to the related Designated Series Borrowing during the Accrual Period with respect to such Distribution Date (and any Liquidity/Conduit Lenders Facility Fees accrued with respect to the related Designated Series Borrowing with respect to any prior Accrual Period to the extent not paid pursuant to this Section 6(a)(i)(A) on a prior Distribution Date), (B) SECOND, to the Agent, on behalf of itself and the Lenders, the Credit Support Providers Facility Fees and the Non-Contingent Lenders Facility Fees accrued with respect to the related Designated Series Borrowing during the Accrual Period with respect to such Distribution Date (and any Credit Support Providers Facility Fees and Non-Contingent Lenders Facility Fees accrued with respect to the related Designated Series Borrowing with respect to any prior Accrual Period to the extent not paid pursuant to this Section 6(a)(i)(B) on a prior Distribution Date) and

         (C) THIRD, to the extent of any remaining Designated Series Premium Disbursement, to be treated as part of the Nonallocated Amount Available and applied pursuant to Section 6(b) or (c);

                  (ii) from the Designated Series Investment Earnings, if any, for such Distribution Date for each Designated Series as to which any Designated Series Borrowing remains outstanding, (A) FIRST, to the Agent, on behalf of itself and the Lenders, the interest accrued with respect to the related Designated Series Borrowing during the Accrual Period with respect to such Distribution Date (and any interest accrued with respect to the related Designated Series Borrowing with respect to any prior Accrual Period to the extent not paid pursuant to this
         Section 6(a)(ii) on a prior Distribution Date) and (B) SECOND, to the extent of any remaining Designated Series Investment Earnings, to be treated as part of the Nonallocated Amount Available and applied pursuant to Section 6(b) or (c); and

                  (iii) from the Designated Series Spread Account Principal Release, if any, for such Distribution Date for each Designated Series as to which any Designated Series Borrowing remains outstanding, (A) FIRST, to the Agent, on behalf of itself and the Lenders, to reduce such Designated Series Borrowing by the amount of such Designated Series Spread Account Principal Release with respect to such Designated Series with respect to such Distribution Date and (B) SECOND, to the extent of any remaining Designated Series Spread Account Principal Release, to be treated as part of the Nonallocated Amount Available and applied pursuant to Section 6(b) or (c).

         (b) On each Distribution Date prior to the Facility Maturity Date or an Event of Early Amortization, the Lender Collateral Agent shall distribute, from the amounts available in the Collateral Account, in accordance with written instructions from ACFS delivered to the Lender Collateral Agent at least one (1) Business Day prior to such Distribution Date, the Nonallocated Amount Available, if any, for such Distribution Date in the following order of priority:

                  (i) FIRST, to the extent not previously paid by ACFS or otherwise by or on behalf of the Borrower to the Lender Collateral Agent, the Capped Expenses;

                  (ii) SECOND, to the extent not paid on such Distribution Date pursuant to Section 6(a)(i)(A), to the Agent, on behalf of itself and the Liquidity Lender and the Conduit Lenders, the Liquidity/Conduit Lenders Facility Fees (as defined in the Fee Letter) accrued with respect to all Designated Series Borrowings during the Accrual Period with respect to such Distribution Date (and any Liquidity/Conduit Lenders Facility Fees accrued with respect to all Designated Series Borrowings with respect to any prior Accrual Period to the extent not paid pursuant to Section 6(a)(i)(A) or this Section 6(b)(ii) on a prior Distribution Date);

                  (iii) THIRD, to the extent not paid on such Distribution Date pursuant to Section 6(a)(ii), to the Agent, on behalf of itself and the Liquidity Lenders and Conduit Lenders, the interest (other than Negative Carry) accrued with respect to all Designated Series Borrowings held by such Lenders during the Accrual Period with respect to such Distribution Date (and any interest (other than Negative Carry) accrued with respect to all Designated Series Borrowings held by such Lenders with respect to any prior Accrual Period to the extent not paid pursuant to Section 6(a)(ii) or this Section 6(b)(iii) on a prior Distribution Date) , PROVIDED that for purposes of determining the interest payable pursuant to this clause THIRD only, interest accrued on Base Rate Advances shall be deemed to have accrued at the Federal Funds Rate rather than the Alternate Base Rate and interest accrued on Advances at the Default Rate shall be deemed to have accrued at (x) with respect to Base Rate Advances, the Federal Funds Rate, (y) with respect to Eurodollar Rate Advances, LIBOR, and (z) with respect to Commercial Paper Rate Advances, the cost of obtaining funds in the commercial paper market to fund such Advances;

                  (iv) FOURTH, to the extent not paid on such Distribution Date pursuant to Section 6(a)(i)(B), to the Agent, on behalf of itself and the Lenders, the Credit Support Provider Facility Fees and Non-Contingent Lenders Facility Fees (each as defined in the Fee Letter) accrued with respect to all Designated Series Borrowings during the Accrual Period with respect to such Distribution Date (and any Credit Support Provider Facility Fees and Non-Contingent Lenders Facility Fees accrued with respect to all Designated Series Borrowings with respect to any prior Accrual Period to the extent not paid pursuant to Section 6(a)(i)(B) or this Section 6(b)(iv) on a prior Distribution Date);

                  (v) FIFTH, to the extent not paid on such Distribution Date pursuant to Section 6(a)(ii) or 6(b)(iii), to the Agent, on behalf of itself and the Lenders, the interest (other than Negative Carry) accrued with respect to all Designated Series Borrowings during the Accrual Period with respect to such Distribution Date (and any interest (other than Negative Carry) accrued with respect to all Designated Series Borrowings with respect to any prior Accrual Period to the extent not paid pursuant to Section 6(a)(ii), Section 6(b)(iii) or this
         Section 6(b)(v) on a prior Distribution Date);

                  (vi) SIXTH, to the Agent, on behalf of itself and the Lenders, the Commitment Fees accrued during the Accrual Period with respect to such Distribution Date (and any Commitment Fees accrued with respect to any prior Accrual Period to the extent not paid pursuant to Section 6(b)(vi) on a prior Distribution Date);

                  (vii) SEVENTH, to the Agent, on behalf of the Lenders, with respect to each Designated Series as to which the aggregate amount of funds in the RCCA Account with respect to such Series is less than the outstanding principal amount of the Designated Series Borrowing to fund such RCCA Account, to reduce the principal amount of such Designated Series by the amount of such deficiency;

                  (viii) EIGHTH, to the Agent, on behalf of the Lenders, with respect to each Designated Series as to which the entire outstanding principal amount of any Designated Series Borrowing has not been repaid in full on the related Designated Series Amortization Date, the amount due with respect thereto pursuant to Section 2.05(d) of the Credit Agreement;

                  (ix) NINTH, to the Agent, on behalf of itself and the Lenders, any Negative Carry accrued with respect to all Designated Series Borrowings during the Accrual Period with respect to such Distribution Date (and any Negative Carry accrued with respect to all Designated Series Borrowings with respect to any prior Accrual Period to the extent not paid pursuant to Section 6(b)(x) on a prior Distribution
         Date);

                  (x) TENTH, to the Agent, for the benefit of the Affected Parties, any Increased Costs then due and owing, and, to the extent not previously paid by or on behalf of the Borrower, to each Indemnified Party, any Indemnity Amounts then due and owing to each such Indemnified Party;

                  (xi) ELEVENTH, to the extent not previously paid pursuant to clause FIRST above, to the Lender Collateral Agent, any costs and expenses due to the Lender Collateral Agent under the Transaction Documents; and

                  (xii) TWELFTH, to the Borrower, the remaining portion of the Nonallocated Amount Available.

         (c) On each Distribution Date on or after the Facility Maturity Date or an Event of Early Amortization, the Lender Collateral Agent shall distribute, from the amounts available in the Collateral Account, in accordance with written instructions from ACFS (or if ACFS is no longer the Servicer with respect to any Series, the Administrative Agent) delivered to the Lender Collateral Agent at least one (1) Business Day prior to such Distribution Date, or, if not delivered, upon the Agent's written direction, the Nonallocated Amount Available, if any, for such Distribution Date in the following order of priority:

                  (i) FIRST, to the extent not previously paid by ACFS or otherwise by or on behalf of the Borrower to the Lender Collateral Agent, the Capped Expenses and, to the extent not previously paid by ACFS or otherwise by or on behalf of the Borrower to the Lender Collateral Agent, any costs and expenses incurred by the Lender Collateral Agent in foreclosing on the Borrower Collateral at the direction of the Agent;

                  (ii) SECOND, to the extent not paid on such Distribution Date pursuant to Section 6(a)(i)(A), to the Agent, on behalf of itself and the Liquidity Lender and the Conduit Lenders, the Liquidity/Conduit Lenders Facility Fees (as defined in the Fee Letter) accrued with respect to all Designated Series Borrowings during the Accrual Period with respect to such Distribution Date (and any Liquidity/Conduit Lenders

         Facility Fees accrued with respect to all Designated Series Borrowings with respect to any prior Accrual Period to the extent not paid pursuant to Section 6(a)(i)(A), Section 6(b)(ii) or this Section 6(c)(ii) on a prior Distribution Date);

                  (iii) THIRD, to the extent not paid on such Distribution Date pursuant to Section 6(a)(ii), to the Agent, on behalf of itself and the Liquidity Lenders and Conduit Lenders, the interest (other than Negative Carry) accrued with respect to all Designated Series Borrowings held by such Lenders during the Accrual Period with respect to such Distribution Date (and any interest (other than Negative Carry) accrued with respect to all Designated Series Borrowings held by such Lenders with respect to any prior Accrual Period to the extent not paid pursuant to Section 6(a)(ii), Section 6(b)(iii) or this Section 6(c)(iii) on a prior Distribution Date) , PROVIDED that for purposes of determining the interest payable pursuant to this clause THIRD only, interest accrued on Base Rate Advances shall be deemed to have accrued at the Federal Funds Rate rather than the Alternate Base Rate and interest accrued on Advances at the Default Rate shall be deemed to have accrued at(x) with respect to Base Rate Advances, the Federal Funds Rate, (y) with respect to Eurodollar Rate Advances, LIBOR, and
         (z) with respect to Commercial Paper Rate Advances, the cost of obtaining funds in the commercial paper market to fund such Advances;

                  (iv) FOURTH, to the extent not paid on such Distribution Date pursuant to Section 6(a)(i)(B), to the Agent, on behalf of itself and the Lenders, the Credit Support Provider Facility Fees and Non-Contingent Lenders Facility Fees (each as defined in the Fee Letter) accrued with respect to all Designated Series Borrowings during the Accrual Period with respect to such Distribution Date (and any Credit Support Provider Facility Fees and Non-Contingent Lenders Facility Fees accrued with respect to all Designated Series Borrowings with respect to any prior Accrual Period to the extent not paid pursuant to Section 6(a)(i)(B), Section 6(b)(iv) or this Section 6(b)(iv) on a prior Distribution Date);

                  (v) FIFTH, to the extent not paid on such Distribution Date pursuant to Section 6(a)(ii) or 6(b)(iii), to the Agent, on behalf of itself and the Lenders, the interest (other than Negative Carry) accrued with respect to all Designated Series Borrowings during the Accrual Period with respect to such Distribution Date (and any interest (other than Negative Carry) accrued with respect to all Designated Series Borrowings with respect to any prior Accrual Period to the extent not paid pursuant to Section 6(a)(ii), Section 6(b)(v), Section 6(c)(iii) or this Section 6(c)(v) on a prior Distribution Date);

                  (vi) SIXTH, to the Agent, on behalf of itself and the Lenders, the Commitment Fees accrued during the Accrual Period with respect to such Distribution Date (and any Commitment Fees accrued with respect to any prior Accrual Period to the extent not paid pursuant to Section 6(b)(vi) or this Section 6(c)(vi) on a prior Distribution Date);

                  (vii) SEVENTH, to the Agent, on behalf of the Lenders, the principal amount of all outstanding Borrowings;

                  (viii) EIGHTH, to the Agent, on behalf of itself and the Lenders, any Negative CarrY accrued with respect to all Designated Series Borrowings during the Accrual Period with respect to such Distribution Date (and any Negative Carry) accrued with respect to all Designated Series Borrowings with respect to any prior Accrual Period to the extent not paid pursuant to Section 6(b)(ix) or this Section 6(c)(ix) on a prior Distribution Date);

                  (ix) NINTH, to the Agent, for the benefit of the Affected Parties, any Increased Costs then due and owing, and, to the extent not previously paid by or on behalf of the Borrower, to each Indemnified Party, any Indemnity Amounts then due and owing to each such Indemnified Party;

                  (x) TENTH, to the extent not previously paid pursuant to clause FIRST above, to the Lender Collateral Agent, any costs and expenses due to the Lender Collateral Agent under the Transaction Documents; and

                  (xi) ELEVENTH, to the Borrower, the remaining portion of the Nonallocated Amount Available.

                  Section 7  THE COLLATERAL ACCOUNT; INVESTMENTS.

         (a) On or prior to the Closing Date, the Borrower shall establish an account (the "COLLATERAL ACCOUNT") in the name of the Lender Collateral Agent for the benefit of the Secured Parties. The Collateral Account shall be an Eligible Account which is a segregated non-interest bearing trust account initially established with the Lender Collateral Agent. If at any time the Collateral Account ceases to be an Eligible Account, the Agent may direct the Lender Collateral Agent in writing to transfer such account to another institution such that such account shall meet the requirements of an Eligible Account. ACFS shall cause amounts to be deposited into the Collateral Account as set forth in Section 5.01(y) of the Credit Agreement.

         (b) All amounts held in the Collateral Account shall, to the extent permitted by applicable laws, rules and regulations, be invested by the Lender Collateral Agent, as directed by ACFS in writing (or, if ACFS fails to provide such direction, amounts in the Collateral Account shall be invested in investments described in CLAUSE (d) of the definition of Cash Equivalents), in Cash Equivalents that mature not later than one Business Day prior to the next succeeding Distribution Date. The amounts held in the Collateral Account on the Business Day prior to each Distribution Date shall be invested by the Lender Collateral Agent in overnight or next-day funds in such Cash Equivalents reasonably available to the Lender Collateral Agent as may be acceptable to ACFS (which shall initially be the Lender Collateral Agent's Institutional Treasury Money Market Fund and, from time to time, shall include such other proprietary Cash

Equivalents of the Lender Collateral Agent) for the period of time from the Business Day prior to the Distribution Date until such Distribution Date. All income or other gains from investment of moneys on deposit in any such account shall be deposited by the Lender Collateral Agent in the applicable account immediately upon receipt. The taxpayer identification number associated with the Collateral Account shall be that of the Borrower and the Borrower shall report for Federal, state and local income tax purposes, the income, if any, represented by the Collateral Account. If any amounts are needed for disbursement from the Collateral Account and sufficient uninvested funds are not available therein to make such disbursement, the Lender Collateral Agent shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such account to make such disbursement upon the written direction of ACFS or, if ACFS shall fail to give such direction, upon the written direction of the Agent. Any such written direction shall certify that any such investment is authorized by this SECTION 7. Investments in Cash Equivalents shall be made in the name of the Lender Collateral Agent on behalf of the Secured Parties, and, except as specifically required above, such investments shall not be sold or disposed of prior to their maturity. Each and every investment of funds in any of the Collateral Account shall be made in Cash Equivalents held by a financial institution that is a Securities Intermediary in an account pursuant to an agreement with such financial institution, governed by the law of any jurisdiction which has adopted Revised Article 8, that requires such financial institution to (A) credit such Cash Equivalents to a Securities Account exclusively in the name of the Lender Collateral Agent, (B) comply with Entitlement Orders pertaining to such account originated by the Lender Collateral Agent without further consent of the Borrower, (C) not enter into any agreement which grants "control" (as defined in Section 8-106 of Revised
Article 8) of such account (or any interest or property therein) to any Person other than the Lender Collateral Agent, (D) subordinate any security interest, banker's lien, right of setoff or other similar right which such financial institution may have in such account to the interest of the Lender Collateral Agent and (E) expressly treat each item of property as a Financial Asset and such account as a Securities Account.

         Subject to the other provisions hereof, the Lender Collateral Agent shall have sole control over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment, if any, shall be delivered directly to the Lender Collateral Agent or its agent, together with each document of transfer, if any, necessary to transfer title and a Security Entitlement free from any Adverse Claim to such investment to the Lender Collateral Agent in a manner that complies with this SECTION 7. All interest, dividends, gains upon sale and other income from, or earnings on, investments of funds in the Collateral Account shall be deposited in the Collateral Account and distributed pursuant to SECTION 6 hereof. If the Lender Collateral Agent is given written instructions to invest funds in the Collateral Account in investments other than investments of the type described in CLAUSE (d) of the definition of "Cash Equivalents", the Person giving such instructions agrees to assist the Lender Collateral Agent in complying with the requirements herein with respect to such investments.

         (c) With respect to the Borrower Account Collateral:

                  (i) any Borrower Account Collateral that is held in deposit accounts shall be held solely in the name of the Lender Collateral Agent in accounts which satisfy clause (ii) of the definition of Eligible Account; each such deposit account shall be subject to the exclusive custody, dominion and control of the Lender Collateral Agent, and the Lender Collateral Agent shall have sole signature authority with respect thereto;

                  (ii) any Borrower Account Collateral that constitutes Physical Property shall be delivered to the Lender Collateral Agent in accordance with paragraph (i) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Lender Collateral Agent;

                  (iii) any Borrower Account Collateral that constitutes a Certificated Security that will, upon compliance with the procedures set forth in paragraph (ii) of the definition of "Delivery," be held by a Person located in a Revised Article 8 Jurisdiction shall be delivered to the Lender Collateral Agent in accordance with paragraph (ii) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Lender Collateral Agent;

                  (iv) any such Borrower Account Collateral that constitutes an Uncertificated Security (including any investments in money market mutual funds, but excluding any Federal Book Entry Security) and where the issuer thereof is organized in a Revised Article 8 Jurisdiction, shall be delivered to the Lender Collateral Agent in accordance with paragraph (iii) of the definition of "Delivery" and shall be maintained, pending maturity or disposition, through continued registration of the Lender Collateral Agent's (or its nominee's) ownership of such security; and

                  (v) with respect to any Borrower Account Collateral that constitutes a Federal Book Entry Security, the Lender Collateral Agent shall maintain and obtain Control over such property.

Effective upon Delivery of any Borrower Account Collateral in the form of Physical Property, book-entry securities or uncertificated securities, the Lender Collateral Agent shall be deemed to have represented that it has purchased such Borrower Account Collateral for value, in good faith and without actual notice of any adverse claim thereto.

         (d) The Borrower will cause all proceeds of Borrower Collateral to be deposited in the Collateral Account and will promptly deposit any amounts it receives in respect thereof in the Collateral Account.

                  Section 8 FEES AND EXPENSES. ACFS covenants and agrees to pay to the Lender Collateral Agent from time to time, and the Lender Collateral Agent shall be entitled to, the fees and expenses agreed in writing between ACFS and the Lender Collateral Agent, and will further pay or reimburse the Lender Collateral Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Lender Collateral Agent in accordance with any of the provisions hereof or any other documents executed in connection herewith (including the reasonable compensation and the reasonable expenses and disbursements of its counsel and of all persons not regularly in its employ). The obligations of ACFS under this Section 8 to compensate the Lender Collateral Agent and to pay or reimburse the Lender Collateral Agent for reasonable expenses, disbursements and advances shall survive the satisfaction and discharge of this Agreement or the earlier resignation or removal of the Lender Collateral Agent. When the Lender Collateral Agent incurs expenses or renders services in connection with proceedings under the Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case of any other comparable judicial proceedings relative to the Borrower, such expenses (including the fees and expenses of its counsel and agents) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors rights generally.

                  Section 9 REPRESENTATIONS AND WARRANTIES OF THE LENDER COLLATERAL AGENT. The Lender Collateral Agent Lender Collateral Agent represents and warrants as of the date hereof that:

         (a) It is a banking corporation, validly existing and in good standing under the laws of the State of New York;

         (b) It has full power, authority and legal right to execute, deliver and perform this Agreement and the Credit Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and the Credit Agreement;

         (c) The execution, delivery and performance by it of this Agreement and the Credit Agreement do not violate any provision of its corporate charter or by-laws;

         (d) This Agreement and the Credit Agreement have been duly authorized, executed and delivered by it and each constitutes its legal, valid and binding agreement, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

                  Section 10 RESIGNATION BY AND REMOVAL OF THE LENDER COLLATERAL AGENT; SUCCESSOR LENDER COLLATERAL AGENT.

         (a) The Lender Collateral Agent may at any time resign and terminate its obligations under this Agreement upon at least 60 days prior written notice to the Agent and the Borrower. No resignation shall be effective until a successor Lender Collateral Agent shall have been appointed and accepted its appointment. Promptly after receipt of notice of the Lender Collateral Agent's proposed resignation, the Agent shall appoint, by written instrument, a successor collateral agent and notify the Borrower thereof. If a successor collateral agent is not appointed in accordance with the foregoing procedures, the Lender Collateral Agent may petition a court of competent jurisdiction to appoint a successor collateral agent. One (1) original counterpart of such instrument of appointment shall be delivered to each of the Agent, the Lender Collateral Agent, the Borrower and the successor collateral agent.

         (b) The Agent, upon at least 60 days written notice to the Lender Collateral Agent (or, if such removal is for cause, such 60 day period may be decreased to no less than three Business Days by the Agent in its sole discretion), may remove and discharge the Lender Collateral Agent (or any successor collateral agent thereafter appointed) from the performance of its obligations under this Agreement. A copy of such notice shall be delivered to each other party hereto. Promptly after the giving of notice of removal of the Lender Collateral Agent, the Agent shall appoint, by written instrument, a successor collateral agent and notify the Borrower thereof. One (1) original counterpart of such instrument of appointment shall be delivered to each of the Agent, the Lender Collateral Agent, the Borrower and the successor collateral agent. No such removal shall become effective until all outstanding amounts due and owing to the Lender Collateral Agent are paid in full.

         (c) In the event of any such resignation or removal, the Lender Collateral Agent shall promptly transfer to the successor collateral agent, as directed in writing by the Agent, all accounts, funds and investments being administered under this Agreement and shall cooperate with the Agent, the Borrower and the successor collateral agent to facilitate the continued perfection and priority of the Lien granted for the benefit of the Secured Parties in the Borrower Collateral.

                  Section 11 INDEMNITY. ACFS agrees to indemnify and hold harmless the Lender Collateral Agent and its directors, officers, agents and employees against any and all claims, damages, losses, liabilities or expenses (including, but not limited to, reasonable attorneys' fees, court costs and costs of investigation) of any kind or nature whatsoever arising out of or in connection with this Agreement and the Transaction Documents that may be imposed upon, incurred by or asserted against the Lender Collateral Agent; PROVIDED, however, that this SECTION 11 shall not relieve the Lender Collateral Agent from liability for its willful misconduct or gross negligence, as conclusively determined by a court of competent jurisdiction beyond all applicable appeals. The provisions of this SECTION 11 shall survive the resignation or removal of the Lender Collateral Agent or any successor Lender Collateral Agent and the termination of this Agreement.

                  Section 12    LIMITATIONS OF LIABILITY.

         (a) The Lender Collateral Agent shall not be liable to the Borrower, ACFS, the Agent, any Lender, any other Secured Party or any other Person with respect to any action taken or not taken by it in good faith in the performance of its obligations under this Agreement. The obligations of the Lender Collateral Agent shall be determined solely by the express provisions of this Agreement. No representation, warranty, covenant, agreement, obligation or duty of the

Lender Collateral Agent shall be implied with respect to this Agreement or the Lender Collateral Agent's services hereunder.

         (b) The Lender Collateral Agent may conclusively rely, and shall be fully protected in acting or refraining from acting, upon and need not verify the accuracy of (i) any oral instructions from any persons the Lender Collateral Agent believes to be authorized to give such instructions, who shall only be, with respect to ACFS, the Borrower and the Agent, persons the Lender Collateral Agent believes in good faith to be duly authorized officers thereof, and (ii) any written instruction, notice, order, request, direction, certificate, opinion or other instrument or document believed by the Lender Collateral Agent to be genuine and to have been signed and presented by the proper party or parties.

         (c) The Lender Collateral Agent may consult with counsel nationally recognized in the area of commercial transactions with regard to legal questions arising out of or in connection with this Agreement, and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by the Lender Collateral Agent in reasonable reliance, in good faith, and in accordance therewith; PROVIDED, HOWEVER, that if the Agent gives instructions to the Lender Collateral Agent or provides an opinion of counsel selected by them, which in either case conflicts with any such advice or opinion of counsel, then the Lender Collateral Agent shall follow such instructions of the Agent (unless such instructions violate the express terms of this Agreement or violate applicable law) or such opinion of counsel selected by the Agent, and shall be fully protected in acting or refraining to act thereon.

         (d) No provision of this Agreement shall require the Lender Collateral Agent to expend or risk its own funds or otherwise incur financial liability in the performance of its duties under this Agreement if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity satisfactory to it is not assured to it.

         (e) The Lender Collateral Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees appointed with due care, and shall not be responsible for any willful misconduct or negligence on the part of any agent, attorney, custodian or nominee so appointed.

         (f) Whenever in the administration of the provisions of this Agreement the Lender Collateral Agent shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of gross negligence or bad faith on the part of the Lender Collateral Agent, be deemed to be conclusively proved and established by a certificate signed by an officer of any of ACFS, the Borrower and the Agent, as the case may be, and delivered to the Lender Collateral Agent and such certificate, in the absence of gross negligence or bad faith on the part of the Lender Collateral Agent, shall be full warrant to the Lender Collateral Agent for any action taken, suffered or omitted by it under the provisions of this Agreement upon the faith thereof.

         (g) The Lender Collateral Agent shall have no obligation to invest and reinvest any cash held in the Collateral Account in the absence of timely and specific written investment direction from ACFS or the Agent. In no event shall the Lender Collateral Agent be liable for the selection of investments or for investment losses incurred thereon. The Lender Collateral Agent shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of ACFS or the Agent to provide timely written investment direction.

         (h) Any corporation into which the Lender Collateral Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Lender Collateral Agent shall be a party, or any corporation succeeding to the business of the Lender Collateral Agent shall be the successor of the Lender Collateral Agent hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

         (i) Notwithstanding anything herein or in the Transaction Documents to the contrary, in no event shall the Lender Collateral Agent have any obligation or liability in respect of the monitoring or maintenance of the perfection of any security interest evidenced hereby or for the filing or refiling or recording or rerecording of any financing or continuation statements in respect of any such security interest.

         (j) The Lender Collateral Agent shall not be deemed to have notice of any Event of Early Amortization, Event of Early Termination or Event of Default unless an Authorized Officer of the Lender Collateral Agent is specifically notified in writing of such event by the Agent.

                  Section 13 TERM OF AGREEMENT. This Agreement shall be terminated upon the final payment of all Obligations of the Borrower under the Transaction Documents and the termination of any commitment of the Lenders under the Transaction Documents.

                  Section 14 NOTICES. All demands, notices and communications relating to this Agreement shall be in writing and shall be deemed to have been duly given when received by the other party or parties at the address shown in the Credit Agreement, whether by personal delivery, express delivery or facsimile, or such other address as may hereafter be furnished to the other party or parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee.

                  Section 15    GOVERNING LAW; VENUE; CONSENT TO JURISDICTION.
(A) THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE
INTERNAL LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE CONFLICT OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

                           (B) VENUE FOR ANY ACTION BROUGHT UNDER THIS
AGREEMENT MAY BE IN ANY NEW YORK STATE COURT OR FEDERAL DISTRICT COURT SITTING IN NEW YORK, NEW YORK. EACH PARTY TO THIS AGREEMENT HEREBY CONSENTS TO THE JURISDICTION OF SUCH COURT.

                  Section 16 ASSIGNMENT. Except as expressly permitted herein, no party to this Agreement may assign its rights or delegate its obligations under this Agreement without the express written consent of the other parties.

                  Section 17 COUNTERPARTS. For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and together shall constitute and be one and the same instrument.

                  Section 18 HEADINGS. The section headings are not part of this Agreement and shall not be used in its interpretation.

                  Section 19 THIRD PARTY BENEFICIARIES. It is hereby agreed by the parties hereto that, the Lenders and the other Secured Parties are, and are intended to be, third party beneficiaries under this Agreement.

                  Section 20    CERTAIN REMEDIES.

         (a) The Lender Collateral Agent shall, at the written direction of the Agent, proceed to protect and enforce its rights and the rights of the Secured Parties by such appropriate proceedings as the Agent shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in any Transaction Document or in and of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Lender Collateral Agent by any Transaction Document or by law.

         (b) In case there shall be pending, relative to the Borrower or any other obligor upon the Advances or any Person having or claiming an ownership interest in the Borrower Collateral, proceedings under the Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Borrower or its property or such other obligor or Person, or in case of any other comparable judicial proceedings relative to the Borrower or other obligor upon the Advances, or to the creditors of property of the Borrower or such other obligor, the Lender Collateral Agent, irrespective of whether the principal of any Advances shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Lender Collateral Agent shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

                  (1) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Advances and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Lender Collateral Agent (including any claim for reimbursement of all expenses and liabilities incurred, and all advances, if any, made, by the Lender Collateral Agent and each predecessor Lender Collateral Agent, except as a result of gross negligence, bad faith or willful misconduct) and of each of the other Secured Parties allowed in such proceedings;

                  (2) unless prohibited by applicable law and regulations, to vote (with the consent of the Agent) on behalf of the holders of the Advances in any election of a trustee, a standby trustee or person performing similar functions in any such proceedings;

                  (3) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Secured Parties on their behalf; and

                  (4) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Lender Collateral Agent or the Secured Parties allowed in any judicial proceedings relative to the Borrower, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such proceeding is hereby authorized by each of such Secured Parties to make payments to the Lender Collateral Agent, and, in the event that the Lender Collateral Agent and the Agent shall consent, to the making of payments directly to such Secured Parties, to pay to the Lender Collateral Agent such amounts as shall be sufficient to cover all reasonable expenses and liabilities incurred, and all advances made, by the Lender Collateral Agent and each predecessor Lender Collateral Agent except as a result of gross negligence, bad faith or willful misconduct.

         (c) Nothing herein contained shall be deemed to authorize the Lender Collateral Agent to authorize or consent to or vote for or accept or adopt on behalf of any Lender or other Secured Party any plan of reorganization, arrangement, adjustment or composition affecting the Advances or the rights of any holder thereof or to authorize the Lender Collateral Agent to vote in respect of the claim of any Secured Party in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

         (d) In any proceedings brought by the Lender Collateral Agent to enforce the Liens under the Transaction Documents (and also any proceedings involving the interpretation of any provision of any Transaction Document), the Lender Collateral Agent shall be held to represent all the Secured Parties, and it shall not be necessary to make any Secured Party a party to any such proceedings.

         (e) The Lender Collateral Agent shall, at the written direction of the Agent, also do one or more of the following (subject to SECTION 12 HEREOF):

                  (i) institute proceedings in its own name and on behalf of the Secured Parties as Lender Collateral Agent for the collection of all amounts then payable on the Advances or under the Credit Agreement and Fee Letter with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Borrower and any other obligor upon such Advances moneys adjudged due;

                  (ii) institute proceedings from time to time for the complete or partial foreclosure upon the Borrower Collateral;

                  (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the right and remedies of the Lender Collateral Agent and the Secured Parties; and

                  (iv) sell the Borrower Collateral or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law.

                  Section 21    LIMITED LIABILITY OF LENDER COLLATERAL AGENT.

         It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Bankers Trust Company, not individually or personally but solely as Lender Collateral Agent, in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein made on the part of the Lender Collateral Agent are made and intended not as personal representations, undertakings and agreements by Bankers Trust Company, but are made and intended for the purpose of binding only the Lender Collateral Agent, and (c) under no circumstances shall Bankers Trust Company be personally liable for the payment of any indebtedness or expenses of the Lender Collateral Agent or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Lender Collateral Agent under this Agreement.

                  Section 22    SUBORDINATION.

                  (a) Notwithstanding anything in this Agreement or in any other Transaction Document to the contrary, all rights and remedies of the Lenders, the

                           Lender Collateral Agent, the Agent, the Secured Parties, the Affected Parties or any of them, with respect to the Borrower and its property, whether hereunder, under any Transaction Document or otherwise at law or in equity, are limited by and subject to the terms of the Subordination Agreement.

                  (b) Notwithstanding anything in this Agreement or in any other Transaction Document to the contrary, neither Borrower nor the Spread Account Depositor shall have any obligation or liability to the Agent, any Secured Party, any Lender, or any Affected Party or any of them, whether hereunder, under any Transaction Document or otherwise at law or in equity, until the Final Insurance Termination Date if the effect of such obligation or liability would be to cause Borrower or Spread Account Depositor to not be Solvent and no Obligation shall be or become due or payable until the later of (i) the Final Insurance Termination Date or (ii) the date as such obligation or liability would not cause the Borrower or the Spread Account Depositor to not be Solvent.

                  (c) Notwithstanding any other provision of this Agreement or any other Transaction Document, in the event of any contradiction or ambiguity between the Subordination Agreement and any other Transaction Document, the terms of the Subordination Agreement shall govern. All disputes with respect to matters addressed in the Subordination Agreement shall be determined by reference to the Subordination Agreement exclusively and no provision of this Agreement or any other Transaction Document should be interpreted as altering, amending, explaining or clarifying any provision of the Subordination Agreement.

                  (d) The provisions of this Section 22 are for the benefit of FSA and other parties to the Subordination Agreement and, accordingly, shall survive the termination of this Agreement. This Section 22 shall not be amended without the written consent of FSA.

                  Section 23 AMENDMENTS. This Agreement may be amended in accordance with the provisions of the Credit Agreement.

                            [Signature Page Follows]

                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to hereunto set their hand as of the day and year first above written.

                     CREDIT SUISSE FIRST BOSTON,
                     NEW YORK BRANCH, as Agent



                     By:
                        --------------------------------------------
                          Name:
                          Title:

                     AFS FUNDING CORP.



                     By:
                        --------------------------------------------
                          Name:
                          Title:

                     AMERICREDIT FINANCIAL SERVICES, INC.



                     By:
                        --------------------------------------------
                          Name:
                          Title:

                     BANKERS TRUST COMPANY, not in its
                     individual capacity but solely as Lender Collateral
                     Agent



                     By:
                        --------------------------------------------
                          Name:
                          Title:

                      Signature Page to Security Agreement]